UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2010

SUPATCHA RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-153293	98-0593835
(State or other jurisdiction of	(Commission File Number)	(IRS Employee Identification No.)
incorporation or organization)

80 s. Court Street
Thunder Bay, Ontario Canada	P7B 2X4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (807) 944-2644

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01  Other Events

Supatcha Resources Inc. (the “Company) has entered into a letter of intent dated February 16, 2010, to acquire a 90% interest in the Barlevskoye and Vynohradiv Gold licenses in the Southwest Ukraine. Under the proposed terms, Supatcha Resources Inc. will pay $7,500,000 and will issue 500,000 common shares to Poltavas Capital Management Ltd. as consideration for the 90% interest in the properties held by way of two special permissions issued by the Government of Ukraine.  Further details of the transaction will be reported subsequent to the signing of a formal agreement for the purchase.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1	Letter of Intent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPATCHA RESOURCES, INC.

Date: February 17, 2010	By:	/ s/ Steve Talley
Steve Talley
President, Chief Executive Officer and Director